Investor Update Fourth Quarter 2018 | February 26, 2019 Exhibit 99.2

2 Agenda 1 Strategic and Operational Review Daniel McCarthy President & Chief Executive Officer Financial Review Sheldon Bruha Senior Vice President & Interim Chief Financial Officer

Business Update Total Revenue Consumer revenue of $1,088 million Consumer customer churn of 1.94%, improved sequentially and vs. Q4 2017 Consumer ARPC of $88.37; excluding adoption of ASC 606, ARPC of $86.05, a sequential increase Commercial revenue of $942 million Commercial customers of 411,000 $2.12B $895M Adjusted EBITDA1 Increased sequentially $519M Maturities retired and amortization paid Continued focus on improving financial profile $219M Net loss Reflects $214M goodwill impairment, net of tax $500M EBITDA benefit anticipated by YE 2020 Beginning to realize initial benefits from transformation initiatives 1Adjusted EBITDA is a non-GAAP measure - see Appendix for its calculation

Broadband Unit Trends Net Adds (000s) Strong focus on retention reflecting success with churn initiatives Consumer net additions reflect greater selectivity in customer acquisition Market positioning remains solid Copper trends stable sequentially Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Consumer Fiber Broadband Consumer Copper Broadband Total Broadband (Consumer & Commercial) Commercial Broadband

Customer Churn Trends Q4 churn improved sequentially and versus Q4 2017 Two years of improving churn trends Additional churn initiatives to drive further improvements Customer Churn Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018

Transformation Program Update

Frontier COMMUNICATIONS

Anticipated EBITDA Benefits

- **$50-$100 million** benefit expected to be realized during 2019
- **~$200 million run rate** exiting 2019
- **~$500 million run rate** exiting 2020

Current Status

- **4 Initiatives** complete
- **21 Solutions** are being scaled
  - 8 in capture phase: ~$60M/yr benefit
  - 13 others in various phases of scaling
- **14 additional Initiatives** underway now
  - Full funnel of Initiatives ready to launch

$200M+ annual benefit potential

Initiative Examples

- **Field Ops** – improving management of field resources
  - More responsive allocation of resources
  - Increasing efficiency and reducing rework
  - Further benefits anticipated over course of 2019
- **Customer Technical Support**
  - Already achieved 20% of target to reduce dispatches through better remote diagnosis
- **Call Center/Demand Generation**
  - Improving productivity and enhancing customer digital experience
- **Churn improvements**
  - Addressing root causes of churn with multiple initiatives

© 2019 Frontier Communications
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2 Agenda 1 Strategic and Operational Review Daniel McCarthy President & Chief Executive Officer Financial Review Sheldon Bruha Senior Vice President & Interim Chief Financial Officer

Key Financial Highlights  ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Total Revenue $2,199 $2,162 $2,126 $2,124 Customer $2,102 $2,065 $2,031 $2,030 Regulatory $97 $97 $95 $94 Net Income (Loss) $20 ($18) ($426) ($219) Net Cash provided from Operating Activities $251 $672 $286 $603 Adjusted Operating Expenses* $1,291 $1,278 $1,248 $1,229 Adjusted EBITDA* $908 $884 $878 $895 Adjusted EBITDA Margin* 41.3% 40.9% 41.3% 42.1% CapEx $297 $321 $329 $245 LTM Operating Free Cash Flow* $632 $721 $604 $620 * Adjusted Operating Expenses, Adjusted EBITDA, Adjusted EBITDA Margin and Operating Free Cash Flow are non-GAAP measures - see Appendix for their calculations Q4 revenue stable sequentially Goodwill impairment of $241 million ($214 million net of tax) in Q4 Maintained >40% adjusted EBITDA margin consistently in 2018 Operating FCF of $620 million for 2018

Product & Customer Revenue ASC 605 ASC 606  ($ in Millions) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Data & Internet Services* $968 $959 $956 $939 $942 $948 $938 $947 $985 $973 $961 $959 Voice Services 751 724 702 687 670 648 634 617 702 682 669 668 Video Services 347 329 318 310 309 297 287 291 280 270 260 275 Other 68 79 84 91 85 86 88 92 135 140 141 128 Total Customer Revenue* $2,134 $2,091 $2,060 $2,027 $2,006 $1,979 $1,947 $1,947 $2,102 $2,065 $2,031 $2,030 Consumer $1,164 $1,124 $1,102 $1,086 $1,089 $1,068 $1,047 $1,060 $1,128 $1,095 $1,069 $1,088 Commercial* 970 967 958 941 917 911 900 887 974 970 962 942 Total Customer Revenue* $2,134 $2,091 $2,060 $2,027 $2,006 $1,979 $1,947 $1,947 $2,102 $2,065 $2,031 $2,030 Regulatory Revenue 197 198 191 190 187 181 173 176 97 97 95 94 Total Revenue* $2,331 $2,289 $2,251 $2,217 $2,193 $2,160 $2,120 $2,123 $2,199 $2,162 $2,126 $2,124 Data & Internet services revenue (under ASC 605) roughly stable for five quarters Voice service revenue declines similar to prior trends Consumer revenue increased sequentially *Frontier Secure Strategic Partnerships revenue excluded from Q1 and Q2 2017 Commercial revenues, reflecting Q2 2017 disposition.

ASC 605 ASC 606 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Customers 4.7M 4.6M 4.5M 4.4M 4.3M 4.2M 4.2M 4.1M 4.3M 4.2M 4.2M 4.1M ARPC Consumer ARPC Consumer ARPC increased sequentially Continued to improve base management techniques Maintaining an attractive mix of new customers

Capital Spending Update

Frontier COMMUNICATIONS

CapEx

$1.19 Billion in CapEx Spent in 2018

Growth initiatives comprise

~75%

of FY 2018 capital spending

PROJECTS COMPLETED & UNDERWAY

- **Expanding Gigabit broadband availability** across fiber footprint
- **CAF II: ~486K locations** enabled with CAF II broadband
- **New FTTH builds of >30K** in 2018 reflecting new housing growth
- **Upgrading FTTH to 10 Gbps** to enable 10 Gbps Ethernet and expand 5G backhaul capacity
- **Building FTTH to ~19K rural HHs** with state funding sources
- **Fixed wireless broadband** builds continue in CAF areas

© 2019 Frontier Communications

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Manageable Near-term Debt Maturities 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031+ Unsecured Debt Secured Debt Drawn Revolver Balance ($ in Millions) Maturity profile is as of December 31, 2018 Repaid $431M of 8.125% unsecured notes at October 1, 2018 maturity $56M principal amount open-market purchases of 7.125% March 15, 2019 unsecured notes Closed $76M tower sale in January 2019 $4,514 $1,603 $1,364 $500 $547 $2,981 $14 $50 $2,380 As of December 31, 2018

2019 Guidance * Adjusted EBITDA and Operating free cash flow are non-GAAP measures - see Appendix for their calculations. $3.45- $3.55B Adjusted EBITDA* Operating Free Cash Flow* Cash Interest Expense Cash Pension/ OPEB Cash Taxes Capital Expenditures ~$1.15B <$25M ~$175M $575- $675M ~$1.475B

Appendix

Safe Harbor Statement Forward-looking Language This earnings release contains "forward-looking statements," related to future events. Forward-looking statements address Frontier’s expected future business, financial performance, and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "may," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For Frontier, particular uncertainties that could cause actual results to be materially different than those expressed in such forward-looking statements include: declines in revenue from Frontier’s voice services, switched and non-switched access and video and data services that it cannot stabilize or offset with increases in revenue from other products and services; Frontier’s ability to successfully implement strategic initiatives, including opportunities to enhance revenue and realize operational improvements; competition from cable, wireless and wireline carriers, satellite, and OTT companies, and the risk that Frontier will not respond on a timely or profitable basis; Frontier’s ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on its capital expenditures, products and service offerings; risks related to disruptions in Frontier’s networks, infrastructure and information technology that may result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber attacks or other disruptions; Frontier’s ability to retain or attract new customers and to maintain relationships with customers, employees or suppliers; Frontier’s ability to hire or retain key personnel; Frontier’s ability to realize anticipated benefits from recent acquisitions; Frontier’s ability to dispose of certain assets or asset groups on terms that are attractive to it, or at all; Frontier’s ability to effectively manage its operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity; Frontier’s ability to defend against litigation and potentially unfavorable results from current pending and future litigation; adverse changes in the credit markets, which could impact the availability and cost of financing; Frontier’s ability to repay or refinance its debt through, among other things, accessing the capital markets, notes repurchases and/or redemptions, tender offers and exchange offers; adverse changes in the ratings given to Frontier’s debt securities by nationally accredited ratings organizations; covenants in Frontier’s indentures and credit agreements that may limit Frontier’s operational and financial flexibility as well as its ability to access the capital markets in the future; the effects of state regulatory requirements that could limit Frontier’s ability to transfer cash among its subsidiaries or dividend funds up to the parent company; the effects of governmental legislation and regulation on Frontier’s business; the impact of regulatory, investigative and legal proceedings and legal compliance risks; government infrastructure projects that impact capital expenditures; continued reductions in switched access revenue as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to Frontier and its competitors; Frontier’s ability to meet its remaining CAF II funding obligations and the risk of penalties or obligations to return certain CAF II funds; Frontier’s ability to effectively manage service quality and meet mandated service quality metrics; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to intangible assets; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments, including the risk that such changes may benefit Frontier’s competitors more than it, as wells potential future decreases in the value of Frontier’s deferred tax assets; the effects of increased medical expenses and pension and postemployment expenses; Frontier’s ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of Frontier’s pension plan assets, which could require Frontier to make increased contributions to its pension plans; the effects of changes in both general and local economic conditions in the markets that Frontier serves; the effects of severe weather events or other natural or man-made disasters, which may increase operating and capital expenses or adversely impact customer revenue; and the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including its reports on Forms 10-K and 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Non-GAAP Financial Measures Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA, EBITDA margin, Adjusted EBITDA, Adjusted EBITDA margin, operating free cash flow, and adjusted operating expenses, each of which is described below. Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier's underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions, (iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding Frontier’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of Frontier’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation, and planning decisions and (iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations. A reconciliation of these measures to the most comparable financial measures calculated and presented in accordance with GAAP is included in the accompanying tables. These non-GAAP financial measures are not measures of financial performance or liquidity under GAAP, nor are they alternatives to GAAP measures and they may not be comparable to similarly titled measures of other companies. EBITDA is defined as net income (loss) less income tax expense (benefit), interest expense, investment and other income, pension settlement costs, gains/losses on extinguishment of debt, and depreciation and amortization. EBITDA margin is calculated by dividing EBITDA by total revenue. Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude acquisition and integration costs, certain pension/OPEB expenses, restructuring costs and other charges, stock-based compensation expense, goodwill impairment charges, and certain other non-recurring items. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by total revenue. Management uses EBITDA, EBITDA margin, adjusted EBITDA and adjusted EBITDA margin to assist it in comparing performance from period to period and as measures of operational performance. Management believes that these non-GAAP measures provide useful information for investors in evaluating Frontier’s operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments and dividends, among other factors, these non-GAAP financial measures have certain shortcomings. Management compensates for these shortcomings by utilizing these non-GAAP financial measures in conjunction with the comparable GAAP financial measures. Adjusted net income (loss) attributable to Frontier common shareholders is defined as net income (loss) attributable to Frontier common shareholders and excludes acquisition and integration costs, restructuring costs and other charges, pension settlement costs, goodwill impairment charges, certain income tax items and the income tax effect of these items, and certain other non-recurring items. Adjusting for these items allows investors to better understand and analyze Frontier’s financial performance over the periods presented. Management defines operating free cash flow, a non-GAAP measure, as net cash provided from operating activities less capital expenditures. Management uses operating free cash flow to assist it in comparing liquidity from period to period and to obtain a more comprehensive view of Frontier’s core operations and ability to generate cash flow. Management believes that this non-GAAP measure is useful to investors in evaluating cash available to service debt and pay dividends. This non-GAAP financial measure has certain shortcomings; it does not represent the residual cash flow available for discretionary expenditures, as items such as debt repayments and preferred stock dividends are not deducted in determining such measure. Management compensates for these shortcomings by utilizing this non-GAAP financial measure in conjunction with the comparable GAAP financial measure. Adjusted operating expenses is defined as operating expenses adjusted to exclude depreciation and amortization, acquisition and integration costs, restructuring and other charges, goodwill impairment charges, certain pension/OPEB expenses, stock-based compensation expense, and certain other non-recurring items. Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s performance. The information in this press release should be read in conjunction with the financial statements and footnotes contained in Frontier’s documents filed with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures  ($ in Millions) Q4 2018 Q3 2018 Q4 2017 Net Income (Loss) (219) (426) (1,029) Add back (Subtract): Income Tax Expense (Benefit) (51) (4) (1,103) Interest Expense 388 389 377 Investment and Other (Income) Loss, Net 3 (3) 3 Pension Settlement Costs 7 9 6 (Gain) Loss on Extinguishment of Debt and Debt Exchanges (1) 2 (1) Operating Income (Loss) 127 (33) (1,747) Depreciation and Amortization 492 471 514 EBITDA $619 $438 ($1,233) Add back: Acquisition and Integration Costs - - 10 Pension/OPEB Expense 19 21 20 Restructuring Costs and Other Charges 15 14 27 Stock-based Compensation Expense 4 5 4 Storm Related Costs (Insurance Proceeds) (3) - 13 Goodwill Impairment 241 400 2,078 Adjusted EBITDA $895 $878 $919 EBITDA Margin 29.1% 20.6% (55.6%) Adjusted EBITDA Margin 42.1% 41.3% 41.5%

Non-GAAP Financial Measures  ($ in Millions) Q4 2018 Q3 2018 Q4 2017 Total Operating Expenses $1,997 $2,159 $3,9641 Subtract: Depreciation and Amortization 492 471 514 Goodwill Impairment 241 400 2,078 Acquisition and Integration Costs - - 10 Pension/OPEB Expense 19 21 201 Restructuring Costs and Other Charges 15 14 27 Stock-based Compensation Expense 4 5 4 Storm Related Costs (Insurance Proceeds) (3) - 13 Adjusted Operating Expenses $1,229 $1,248 $1,298 (1) Effective January 1, 2018, Frontier adopted ASU 2017-07, "Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost." The standard requires certain benefit costs to be reclassified from operating expenses to non-operating expenses. This change in policy was applied using a retrospective approach. Pension settlement costs of $6 million for the three months ended December 31, 2017 were reclassified from operating expense to non-operating expense.

Non-GAAP Financial Measures Quarterly Results  ($ in Millions) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Net Cash Provided from Operating Activities $300 $529 $356 $665 $251 $672 $286 $603 Add Back (Subtract): Capital Expenditures – Business Operations (315) (263) (268) (308) (297) (321) (329) (245) Capital Expenditures – Integration (1) (4) (14) (15) - - - - Operating Free Cash Flow ($16) $262 $74 $342 ($46) $351 ($43) $358 Trailing Four Quarter Results  ($ in Millions) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Net Cash Provided from Operating Activities $2,028 $1,864 $1,899 $1,850 $1,801 $1,944 $1,874 $1,812 Add Back (Subtract): Capital Expenditures – Business Operations (1,367) (1,280) (1,145) (1,154) (1,136) (1,194) (1,255) (1,192) Capital Expenditures – Integration (91) (59) (62) (34) (33) (29) (15) - Operating Free Cash Flow $570 $525 $692 $662 $632 $721 $604 $620

CTF & Legacy Broadband and Video Unit Trends

Frontier COMMUNICATIONS


Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
CTF Net Adds (000s)
(25) (57) (73)
(23) (44) (54)
(19) (11) (24)
(17) (2) (17)
(11) 5 (22)
(11) (4) (25)
(11) (2) (22)
(11) (12) (27)
Legacy Net Adds (000s)
(26) (7)
(33) (4)
(33) (2)
(44) (3)
(36) (6)
(18) (6)
(48) (7)
(44) (8)
CTF Copper Broadband
CTF FiOS® Broadband
Legacy Broadband
Video (excl. Dish®)

- **CTF FiOS broadband net adds** reflect greater selectivity in customer acquisition
- **Four quarters of stable CTF Copper broadband trends**
- **Legacy broadband net additions** improved slightly sequentially and stable with Q4 2017

© 2019 Frontier Communications 20